BRIDGE BUILDER TRUST

On behalf of the Bridge Builder Trust (the “Trust”) and pursuant to paragraph (e) of Rule 497 of the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return information that mirrors the risk return summary information filed in the supplement to the Prospectus for the Bridge Builder Small/Mid Cap Value Fund (the “Fund”), which was filed pursuant to Rule 497(e) on May 11, 2020 (the “497(e) Filing”). The purpose of this filing is to submit the 497(e) Filing in XBRL for the Fund.

The XBRL exhibits attached hereto consist of the following:

INDEX TO EXHIBITS

Exhibit	Exhibit Number

XBRL Instance Document	EX-101.INS

XBRL Taxonomy Extension Schema Document	EX-101.SCH

XBRL Taxonomy Extension Definition Linkbase	EX-101.DEF

XBRL Taxonomy Extension Labels Linkbase	EX-101.LAB

XBRL Taxomony Extension Presentation Linkbase	EX-101.PRE